Employee Benefit Plan	12 Months Ended
May 31, 2022
Postemployment Benefits [Abstract]
Employee Benefit Plan

Note 12. Employee Benefit Plan

The Company has an employee savings plan (the “401(k) Plan”), organized under Section 401(k) of the Internal Revenue Code (the “Code”), covering all employees. The Company makes a qualified non-elective contribution of 3%, which vests immediately. In addition, participants in the 401(k) Plan may contribute a percentage of their compensation, but not greater than the maximum allowed under the Code. During the years ended May 31, 2022 and 2021, the Company incurred an expense of approximately $0.1 million and $0.7 million, respectively, for qualified non-elective contributions.